EXHIBIT 99.1

POWER OF ATTORNEY

        On behalf of Corporex Realty & Investment, LLC (“Corporex Realty”), I, J. William Blackham, Executive Vice President of Corporex Realty, do hereby appoint Edward E. Steiner and F. Mark Reuter, or either of them, as the true and lawful attorney-in-fact of Corporex Realty to sign on its behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by Corporex Realty pursuant to Section 13(d) of the Securities and Exchange Act of 1934.

        IN WITNESS WHEREOF, I have hereunto set my hand on behalf of Corporex Realty this 14th day of July, 2003.

CORPOREX REALTY & INVESTMENT, LLC By: /s/J. William Blackham Name: J. William Blackham Title: Executive Vice President

POWER OF ATTORNEY

        On behalf of Corporex Companies, LLC (“Corporex Companies”), I J. William Blackham, Executive Vice President of Corporex Companies do hereby appoint Edward E. Steiner and F. Mark Reuter, or either of them, as my true and lawful attorney-in-fact of Corporex Companies to sign on its behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by Corporex Companies pursuant to Section 13(d) of the Securities and Exchange Act of 1934.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 2003.

CORPOREX COMPANIES, LLC By: /s/J. William Blackham Name: J. William Blackham Title: Executive Vice President

POWER OF ATTORNEY

        I, William P. Butler, hereby appoint Edward E. Steiner and F. Mark Reuter, or either of them, as my true and lawful attorney-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 2003.

/s/William P. Butler William P. Butler

POWER OF ATTORNEY

        I, J. William Blackham III, hereby appoint Edward E. Steiner and F. Mark Reuter, or either of them, as my true and lawful attorney-in-fact to sign on my behalf individually and to file with the Securities and Exchange Commission any schedules or other filings or amendments thereto made by me pursuant to Section 13(d) of the Securities and Exchange Act of 1934.

        IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 2003.

/s/ J. William Blackham III J. William Blackham III